UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: July 13, 2004
                        (Date of earliest event reported)



                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                        0-06217                     94-1672743
    --------                        -------                     ----------
   (State of                      (Commission                  (IRS Employer
  incorporation)                  File Number)               Identification No.)


 2200 Mission College Blvd., Santa Clara, California               95052-8119
 ---------------------------------------------------               ----------
     (Address of principal executive offices)                      (Zip Code)


                                 (408) 765-8080
                                 --------------
              (Registrant's telephone number, including area code)






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Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          1) Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended June 26, 2004 and forward-looking statements relating to 2004 and the third quarter of 2004 as presented in a press release of July 13, 2004.

          2) Attached hereto as Exhibits 99.2 and 99.3 and incorporated by reference herein is certain unaudited annual and quarterly financial information for the Intel Architecture and Intel Communications Group operating segments, presented on a basis that reflects the reorganized operating segments of the company effective as of January 2004 and certain additional minor reorganizations effected through the second quarter of 2004. Exhibits 99.2 and 99.3 do not in any way restate or revise the financial position, results of operations or cash flows of Intel Corporation as set forth in any previously reported consolidated balance sheet, consolidated statement of income or consolidated statement of cash flows of the company. The information in Exhibits
          99.2 and 99.3 is provided as supplemental financial information that may be of interest to Intel Corporation stockholders.

          During the first quarter of 2004, the Wireless Communications and Computing Group operating segment was merged with the former Intel Communications Group operating segment, and they now represent one segment called the Intel Communications Group. In addition, Intel's consumer electronics business, which was previously part of the former Intel Communications Group operating segment, was moved into the Intel Architecture operating segment. As required by Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," consolidated financial statements issued by Intel in the future will conform to our reportable segments resulting from these and any subsequent organizational changes, including reclassifications of all comparative prior period segment information. Accordingly, in Exhibits 99.2 and 99.3, we are providing reclassified information about reorganizations effected in the first half of 2004 as it relates to prior periods.

          3) The information in this report on Form 8-K shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTEL CORPORATION
                                               (Registrant)


Date: July 13, 2004                            By: /s/ Andy D. Bryant
                                                   -----------------------------
                                                   Andy D. Bryant
                                                   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Principal Accounting Officer